UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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QUALSTAR CORPORATION

(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 10, 2017

Dear Shareholder:

You are cordially invited to attend the 2017 Annual Meeting of Shareholders of Qualstar Corporation, a California corporation (“Qualstar,” the “Company,” or “we”), to be held on Tuesday, June 13, 2017, at our principal executive office, located at 130 West Cochran Street, Unit C, Simi Valley, California 93065, beginning at 10:00 a.m. Pacific Time (including any adjournment, postponement, continuation or rescheduling thereof, the “Annual Meeting”). At the Annual Meeting, you will be asked to vote on each of the four (4) proposals set forth in the attached Notice of Annual Meeting and Proxy Statement, which contains detailed information about each proposal and other matters related to the Annual Meeting.

We appreciate your support and look forward to seeing you at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, I encourage you to vote your shares by using the internet or telephone, or by mail by signing, dating and returning the WHITE proxy card enclosed, as described in the accompanying Proxy Statement. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time by following the instructions in the accompanying Proxy Statement.

If you have any questions or require any assistance with voting your shares, please contact the Company at 130 West Cochran Street, Unit C, Simi Valley, California 93065 or by telephone at 1-800-468-0680 ext. 114.

I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Steven N. Bronson
Steven N. Bronson
Chief Executive Officer and President

QUALSTAR CORPORATION

130 West Cochran Street, Unit C

Simi Valley, California 93065

NOTICE OF THE 2017 ANNUAL MEETING OF SHAREHOLDERS

To be held on June 13, 2017 at 10:00 a.m. (Pacific Time)

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Shareholders (including any adjournment, postponement, continuation or rescheduling thereof, the “Annual Meeting”) of Qualstar Corporation (“Qualstar,” the “Company,” or “we”) will be held at our principal executive office, located at 130 West Cochran Street, Unit C, Simi Valley, California 93065, on Tuesday, June 13, 2017, at 10:00 a.m. Pacific Time, for the following purposes:

1.	To elect four directors to serve one-year terms expiring at the Annual Meeting, or until their successors have been duly elected and qualified;

2.	To approve the Company’s 2017 Stock Option and Incentive Plan;

3.	To approve the appointment of RBSM LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2017;

4.	To conduct an advisory vote regarding the compensation of our Named Executive Officers: Say on Pay;

5.	To conduct an advisory vote regarding the frequency of future advisory votes on the compensation of our Named Executive Officers;

6.	To transact any other business as may properly come before the Annual Meeting and any adjournment thereof.

We have set the close of business on April 25, 2017 as the record date for the meeting. On or about May 12, 2017, we mailed to most of our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to gain access to our Proxy Statement and Annual Report and how to vote online. All other shareholders received a copy of the Proxy Statement and Annual Report by mail.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone, or by completing and mailing a proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the Internet, by telephone, or by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH NOMINEE FOR DIRECTOR LISTED IN PROPOSAL 1,

“FOR” PROPOSALS 2, 3 AND 4 AND FOR “1 YEAR” ON PROPOSAL 5.

By Order of the Board of Directors

  /s/ Steven N. Bronson

Steven N. Bronson, Chief Executive Officer and President

Simi Valley, California

May 10, 2017

PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD OR

SUBMIT YOUR PROXY USING THE INTERNET OR TELEPHONE.

Use of the enclosed envelope requires no postage for mailing in the United States.

QUALSTAR CORPORATION

130 West Cochran Street, Unit C

Simi Valley, California 93065

PROXY STATEMENT

2017 ANNUAL MEETING OF SHAREHOLDERS

To be held on June 13, 2017 at 10:00 a.m. (Pacific Time)

This Proxy Statement (the “Proxy Statement”) is being furnished to all shareholders of record as of April 25, 2017 by the Board of Directors (the “Board”) of Qualstar Corporation, a California corporation (“Qualstar,” the “Company,” or “we”), in connection with the solicitation of proxies for the Annual Meeting of Shareholders (including any adjournment, postponement, continuation or rescheduling thereof, the “Annual Meeting”) to be held on June 13, 2017 at our principal executive office, located at 130 West Cochran Street, Unit C, Simi Valley, California 93065, at 10:00 a.m. Pacific Time. This Proxy Statement contains important information about the business matters that will be voted on at the Annual Meeting.

GENERAL INFORMATION

Why am I receiving these materials?

We sent you this Proxy Statement because your Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares of Qualstar’s common stock, no par value. This Proxy Statement, the accompanying WHITE proxy card and our annual report on Form 10-K for the fiscal year ended December 31, 2016 are being made available to shareholders beginning on or about May 12, 2017. Please read this Proxy Statement, as it contains important information you need to know to vote at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the internet. The notice containing instructions on how to access our proxy materials is first being mailed on or about May 12, 2017 to all shareholders entitled to vote at the Annual Meeting. Shareholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the notice. We encourage shareholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact and the costs of our annual meetings of shareholders.

What proposals will be voted on at the Annual Meeting?

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

●	Election of four directors to each serve until the Annual Meeting and until their respective successors will have been duly elected and qualified (Proposal 1);

●	Approval of the Company’s 2017 Stock Option and Incentive Plan; (Proposal 2);

●	Approval of the appointment of RBSM LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal 3);

●	To conduct an advisory vote regarding the compensation of our National Executive Officers: Say on Pay (Proposal 4);

●	To conduct an advisory vote regarding the frequency of future advisory votes on the compensation of our Named Executive Officers (Proposal 5); and

●	Any other matters, if any, as may properly be brought before the Annual Meeting and any postponement or adjournment of the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on June 13, 2017, at 10:00 a.m. Pacific Time, at our principal executive office, located at 130 West Cochran Street, Unit C, Simi Valley, California 93065.

Who is entitled to vote at the Annual Meeting?

The Board has fixed the close of business on April 25, 2017 as the record date for determining those shareholders entitled to notice of, and to vote on, all matters that may properly come before the Annual Meeting. As of the record date, Qualstar had 2,042,019 outstanding shares of common stock entitled to notice of, and to vote at, the Annual Meeting. No other securities are entitled to vote at the Annual Meeting.  Only shareholders of record on the record date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

What are the voting rights of shareholders?

Each shareholder of record is entitled to one vote for each share held as of the record date on all matters to come before the Annual Meeting and at any adjournment thereof. Under our Restated Articles of Incorporation, shareholders do not have cumulative voting rights in the election of directors.

How many votes must be present to hold the Annual Meeting?

To conduct business at the Annual Meeting, a quorum must be present. The presence in person or by proxy of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting will constitute a quorum. We count proxies marked “withhold authority” as to any director nominee or “abstain” as to a particular proposal for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business.

How do I vote my shares?

In addition to voting in person at the Annual Meeting or any postponement or adjournment thereof, you may vote by mail, internet or telephone.

Voting by Internet or Telephone.  If you are a registered shareholder (that is, if your stock is registered in your name), you may also vote by internet or telephone by following the instructions included with your WHITE proxy card.  You are encouraged to vote electronically by internet or telephone.  The procedures for each of these voting methods is set forth below.

Vote by Internet.  Use the internet to vote your proxy 24 hours a day, 7 days a week.  Have your WHITE proxy card in hand when you log on.  You will be prompted to enter your Control Number(s) which is located on your WHITE proxy card and then follow the directions given to obtain your records and create a voting instructions form.

Vote by Telephone.  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your WHITE proxy card in hand when you call. You will be prompted to enter your Control Number(s) which is located on your WHITE proxy card and then follow the directions given.

If you vote by internet or telephone, you do not need to return your WHITE proxy card.

If your shares are held in “street name” (that is, if your stock is registered in the name of your broker, bank or other nominee), please check your proxy card or contact your broker, bank or other nominee to determine whether you will be able to vote by internet or telephone.

If you need assistance in revoking your proxy or changing your vote, please call the Company at 1-800-468-0680 ext. 114.

Voting by Mail. To vote by mail, please sign, date and return to Qualstar as soon as possible the enclosed WHITE proxy card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by internet or by telephone as described above, you need not also mail a proxy to Qualstar.

Voting at the Annual Meeting. You may vote by ballot in person at the Annual Meeting.  If you want to vote by ballot, and you hold your shares in street name (that is, through a bank or broker), you must obtain a power of attorney or other proxy authority from that organization and bring it to the Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. Even if you plan to attend the Annual Meeting, you are encouraged to submit a WHITE proxy card or vote by internet or telephone to ensure that your vote is received and counted. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

How does the Board recommend that I vote?

The Board recommends that you vote as follows:

☐	“FOR” each of the following four (4) nominees to the Board: Steven N. Bronson, David J. Wolenski, Leonard Hagan, and Nicholas A. Yarymovych (Proposal 1);

☐	“FOR” approval of the Company’s 2017 Stock Option and Incentive Plan (Proposal 2);

☐	“FOR” approval of the appointment of RBSM LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal 3);

☐	“FOR” approval of the advisory vote regarding Named Executive Officer Compensation; Say on Pay (Proposal 4); and

☐	“FOR” a vote of “1 Year” on the advisory vote regarding the frequency of future advisory votes on executive compensation (Proposal 5).

What vote is required?

The vote that is required depends upon the matter that is voted upon.

Proposal 1

Directors are elected by a plurality of the votes cast for election of directors and the Board has proposed four (4) nominees. Accordingly, the directors elected will be the four (4) nominees who receive the highest number of “FOR” votes cast at the Annual Meeting by shareholders present, in person, or by proxy, and entitled to vote. If a shareholder does not vote for the election of directors because the authority to vote is withheld, because a proxy is not returned, because the broker holding the shares does not vote, or because of some other reason, the shares will not count in determining the total number of votes for each nominee. WHITE Proxies signed and returned unmarked will be voted FOR the Board’s four (4) nominees (Steven N. Bronson, David J. Wolenski, Leonard Hagan, and Nicholas A. Yarymovych). Please note that brokers may not vote on the election of directors in the absence of specific client instruction. Those who hold shares in a brokerage account are encouraged to provide voting instructions to their broker. Votes that are not returned, withheld or broker non-votes will have no effect on the outcome of the election. If any nominee is unable to act as director because of an unexpected occurrence, the proxy holders may vote the proxies for another person or the Board may reduce the number of directors to be elected. The holders of the proxy for the Annual Meeting will be Steven N. Bronson and Louann Negrete (the “Proxy Holders”). Proxies solicited by the Board will be voted “FOR” each nominee, unless otherwise instructed.

Proposal 2

Approval of the Company’s 2017 Stock Option and Inventive Plan will require the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote. For purposes of Proposal 2, abstentions and broker non-votes will not affect the voting outcome, which recognizes only actual votes for or against the proposal. Proxies solicited by the Board will be voted “FOR” this proposal, unless otherwise instructed.

Proposal 3

Approval of the appointment of RBSM LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017 will require the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote. For purposes of Proposal 3, abstentions and broker non-votes will not affect the voting outcome, which recognizes only actual votes for or against the proposal. Proxies solicited by the Board will be voted “FOR” this proposal, unless otherwise instructed.

Proposal 4

Approval of the advisory vote on executive compensation will require the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote. For purposes of Proposal 4, abstentions and broker non-votes will not affect voting outcome, which recognizes only actual votes for or against the proposal.

Proposal 5

By voting on Proposal 5, shareholders may indicate whether they would prefer an advisory vote on Named Executive Compensation once every 1, 2 or 3 years. Shareholders will be able to specify one of four choices for this proposal: 1 year, 2 years, 3 years or abstain. The option of 1 year, 2 years or 3 years that receives the highest number of votes cast by shareholders will be the frequency for future advisory votes on executive compensation that has been selected by shareholders. For purposes of Proposal 5, abstentions and broker non-votes will not affect the voting outcome.

Are there any directors not standing for reelection?

Yes. Dale Wallis, whose current term on the Board expires at the Annual Meeting, will not stand for reelection at the Annual Meeting. Mr. Wallis’ decision not to pursue reelection was not due to a disagreement with the Company, whether with respect to any matter relating to the Company’s operations, policies, or practices or otherwise.

If I give a proxy, how will my shares be voted?

WHITE proxy cards received by us before the Annual Meeting that are properly executed and dated will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy.

If you properly execute and date your WHITE proxy card but do not include voting instructions, your WHITE proxy card will be voted FOR the election of each of the following four (4) director nominees: Steven N. Bronson, David J. Wolenski, Leonard Hagan, and Nicholas A. Yarymovych, and FOR Proposal 2, FOR Proposal 3, FOR Proposal 4 and FOR “1 Year” on Proposal 5, and in accordance with the best judgment of the Proxy Holders on any other matters that may come before the meeting. Unsigned proxies will not be voted.

If you vote using the website or the telephone number noted on the WHITE proxy card, you do not need to return ANY proxy card.

If the Annual Meeting is postponed or adjourned, a shareholder’s proxy will remain valid and may be voted at the postponed or adjourned meeting. A shareholder still will be able to revoke the shareholder’s proxy until it is voted.

What if other matters are voted on at the Annual Meeting?

With respect to any other matter that properly comes before the Annual Meeting, the Proxy Holders will vote the proxies in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of Qualstar. For example, if you do not give instructions on your WHITE proxy card or by internet or telephone, and a nominee for Director listed on the WHITE proxy card withdraws before the election (which is not now anticipated), your shares will be voted by the Proxy Holders for any substitute nominee as may be nominated by the Board. The holders of the proxy for the Annual Meeting will be Steven N. Bronson and Louann Negrete.

On the date we filed this Proxy Statement with the Securities and Exchange Commission, the Board did not know of any other matter to be brought before the Annual Meeting.

When will the next shareholder advisory votes on executive compensation and on the frequency of the advisory vote on executive compensation occur?

At the Annual Meeting of Shareholders, we are submitting to the shareholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two or three years. The frequency receiving the highest number of votes will assist the Board in determining when the next shareholder advisory vote on executive compensation will occur. Pursuant to current applicable Securities and Exchange Commission rules, the next vote on the frequency of the advisory vote on executive compensation will be held at our 2023 Annual Meeting of Shareholders.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed WHITE proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that WHITE proxy card will not be voted at the Annual Meeting for the proposals so marked.

Will my shares be voted if I do not provide instructions to my broker or nominee?

If you are a beneficial owner whose shares are held by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares for the ratification of RBSM LLP even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, the approval of the Company’s 2017 Stock Option and Incentive Plan, the advisory vote regarding executive compensation, the advisory vote regarding the frequency of future advisory votes on executive compensation or on any shareholder proposal without instructions from you, in which case a broker non-vote will occur. Since shares that constitute broker non-votes will not be included in vote totals and have no effect on the outcome of the election of directors, the approval of the Company’s 2017 Stock Option and Incentive Plan, the advisory vote regarding executive compensation, the advisory vote regarding the frequency of future advisory votes on executive compensation or any other matters properly brought before the meeting, it is important that you instruct your broker on how to vote your shares.

Can I revoke my proxy or change my vote?

Any proxy may be changed or revoked at any time prior to the Annual Meeting by submitting a new proxy with a later date, by a later telephone or Internet vote (subject to the telephone or Internet voting deadline), by voting in person at the Annual Meeting or by submitting a revocation in writing. Written revocations must be directed to: Corporate Secretary, Qualstar Corporation, 130 West Cochran Street, Unit C, Simi Valley, California 93065; and they must be received by the Corporate Secretary no later than 5:00 p.m., Pacific Time, on June 12, 2017.

If you hold your shares in street name (that is, through a bank or broker) and desire to vote by ballot in person at the Annual Meeting, you must obtain a power of attorney or other proxy authority from that organization and bring it to the Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

What does it mean if I receive more than one WHITE proxy card?

If you hold your shares in more than one account, you will receive a WHITE proxy card for each account.  To ensure that all of your shares are voted, please vote using each WHITE proxy card you receive or, if you vote by internet or telephone, you will need to enter each of your Control Numbers. Remember, you may vote by telephone or internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

Who will solicit proxies on behalf of the Board?

Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to shareholders, will be borne by Qualstar. Copies of solicitation material will be furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward this solicitation material, to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

What is Qualstar’s internet address?

Qualstar’s internet address is http://www.qualstar.com. You can access this Proxy Statement, Qualstar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 at this internet address. Qualstar’s filings with the Securities and Exchange Commission (the “SEC”) are available free of charge via a link from this address. Unless expressly indicated otherwise, information contained on our website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Who can answer my questions?

The Company is available to answer any questions concerning this Proxy Statement, toll free at 1-800-468-0680 ext. 114.

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are available on our website at http://www.qualstar.com.

Your vote at this year’s meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly or vote by internet or telephone.

ELECTION OF DIRECTORS

(Proposal 1)

In accordance with Qualstar’s amended and restated bylaws, the number of authorized directors constituting the Board is fixed as of the commencement of voting at the Annual Meeting at six (6). The Board is nominating four (4) directors to be elected at the Annual Meeting, each of who will hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and have been qualified or such director’s earlier resignation, death or removal. As a result, there will be two (2) vacancies on the Board. Such vacancies may be filled by a majority of the remaining directors and any such additional directors shall hold office until his or her successor is elected at an annual or a special meeting of the shareholders. Subject to the provisions of Qualstar’s amended and restated bylaws and its restated articles of incorporation, the shareholders may also elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

The following four individuals—Steven N. Bronson, David J. Wolenski, Leonard Hagan, and Nicholas A. Yarymovych—have been designated by the Board as the nominees for election as directors. Messrs. Bronson, Wolenski and Yarymovych currently serve as directors of Qualstar and were all elected to the Board at the 2016 Annual Meeting of Shareholders. Each of our four nominees was recommended to the Board by the Nominating and Governance Committee and was approved by the Board. The recommendation of the Board is based on its carefully considered judgment that the experience, record and qualifications of each of its nominees make them the best candidates to serve on the Board. We believe that these four nominees, with their breadth of relevant and diverse experience, represent the best interests of our shareholders and that the four nominees recommended by the Board should be elected.

The nominees of the Board have consented to serving as nominees for election to the Board, to being named in this Proxy Statement and to serving as members of the Board if elected by Qualstar’s shareholders. As of the date of this Proxy Statement, Qualstar has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board upon the recommendation of its Nominating and Governance Committee may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

The accompanying WHITE proxy card will not be voted for more than four candidates or for anyone other than the Board’s nominees or designated substitutes. Unless otherwise instructed, the persons named in the accompanying proxy will vote to elect Steven N. Bronson, David J. Wolenski, Leonard Hagan and Nicholas A. Yarymovych to the Board, unless, by marking the appropriate space on the WHITE proxy card, the shareholder instructs that he, she or it withholds authority from the Proxy Holders to vote.

The following table provides information regarding Qualstar’s nominees, their ages, the year in which each first became a director of Qualstar, their principal occupations or employment during the past five years, directorships held with other public companies at any time during the past five years, and other biographical data.  Included in the biography of each nominee is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as a director of Qualstar.

Name and Age	Business Experience During Last Five Years and Other Directorships

Steven N. Bronson (51)

Steven N. Bronson has served as our Chief Executive Officer and a member of our board since July 3, 2013 and has served as our President since January 1, 2016. Mr. Bronson served as Chairman of Qualstar from June 30, 2013 to June 27, 2014 and as President from July 3, 2013 to May 15, 2015. Mr. Bronson has been Chairman and Chief Executive Officer of BKF Capital Group Inc., since September 2008. In July 2010 he became Chairman and Chief Executive Officer of Interlink Electronics, Inc., a global leader in the design of patented Force-Sensing Resistor™ (FSR™) technology and a pioneer in printed electronics. Since 1996, Mr. Bronson has served as the Chairman of the Board of Directors of Bronson & Co., LLC, an investment banking firm that advises private and public, emerging growth and middle market companies. In addition, Mr. Bronson serves as Chairman and Chief Executive Officer of Ridgefield Acquisition Corp., a publicly traded company and served as President and Chief Executive Officer of 4net Software, Inc. from September 1998 to April 2016, also a publicly traded company. The Board has concluded that Mr. Bronson should serve on our Board based on his positions as President and Chief Executive Officer of our company, as well as his substantial experience in the electronics industry.

David J. Wolenski (55)

David J. Wolenski was elected to serve on Board on June 30, 2013 and on June 27, 2014, he was elected as the Chairman of the Board. Mr. Wolenski is the President of Electro-Mechanical Products, Inc. (“EMP”), a privately-held company engaged in the manufacture of precision-machined components and thermal management systems for the Semiconductor, Laser, and Medical Device industries.  He has been a director on EMP’s board since August 2000, and has served as an officer of the Company since November 2002.  From 1996 to 2000, Mr. Wolenski was Chief Executive Officer of OZO Automation, Inc. (OTCBB:OZOA), a publicly-traded company that produced robotic workstations for the electronics industry. As Chief Executive Officer, he also managed the sale of OZO’s assets to JOT Automation of Olunsalo, Finland, and served as President of their Depaneling subsidiary from 2000 to 2001.  From 1983 to 1996, Mr. Wolenski held various positions with Johns Manville Corporation, a worldwide leader in fiberglass insulations and engineered products, which included managerial assignments in manufacturing, business development, and quality assurance.  His past board affiliations have included OZO Automation, Inc. where he was a director from 1996–1999, and Bio-Medical Automation, Inc., where he was a director from 1999–2000.  Mr. Wolenski holds a BS degree in Mechanical Engineering from the University of Colorado at Boulder (1983), and an MBA from the University of Colorado at Denver (1990). The Board has concluded that Mr. Wolenski should serve on our Board based on his senior executive management experience at privately held and publicly held manufacturing companies and his prior experience as a director of other companies.

Nicholas A. Yarymovych (52)

Nicholas A. Yarymovych was elected to serve on Board on June 23, 2014. Mr. Yarymovych is currently the Senior Vice President of Global Consulting & Operations at NTT Data, Cloud Services Inc. and previously served as NTT Centerstance Managing Partner. Mr. Yarymovych founded Ventus Technology Solutions, Inc. (Ventus) in 2001, one of the first Salesforce.com consulting partners and served as President and Chief Executive Officer. In early 2011, he merged Ventus with Centerstance, Inc. and was then acquired by NTT in late 2012. Throughout his 28-year professional consulting career, he has launched new business units, established professional services practices, developed core business strategies and led numerous operational turnarounds. Prior, Mr. Yarymovych served as Vice President of e-Business Solutions with QuickStart Technologies where he led the companies’ e-business consulting services division. Prior to QuickStart, Mr. Yarymovych served as a Client Partner with Cambridge Technology Partners in their Strategy and Management Consulting Group. Currently, he serves as an advisor for several private equity firms. Mr. Yarymovych earned an M.B.A. in Management and Operations from Pepperdine University, a B.S. in Aerospace Engineering from the University of Southern California, and majored in a Bachelor of Science degree in Astronautical Engineering while attending the U.S. Air Force Academy. The Board has concluded that Mr. Yarymovych should serve on our Board based on his senior executive management experience and his experience with turnaround companies, mergers and acquisitions.

Leonard Hagan (65)

Leonard Hagan is a nominee for election at the Annual Meeting. Mr. Hagan is a founding partner at Hagan & Burns CPA’s P.C. (“Hagan & Burns”) where he provides financial and regulatory services to the broker-dealer community as well as tax planning services to the firm’s clients. Prior to founding Hagan & Burns in 1995, Mr. Hagan worked for several years at the accounting firm of S.D. Leidesdorf & Co. where he was a manager, which was then merged into Ernst & Whitney. Following his time at S.D. Leidesdorf & Co. and Ernst & Whitney, Mr. Hagan spent three years at Credit Suisse until he founded his own accounting firm. Mr. Hagan has over forty years’ experience as a Certified Public Accountant and over twenty years as a licensed Financial and Operation Principal. Mr. Hagan is registered today as the Financial and Operating Principal for the following broker-dealers registered with the Securities and Exchange Commission: Livingston Securities, LLC, Fieldstone Services Corp and Core Financial LLC. Mr. Hagan is also a director of Ridgefield Acquisitions Corp, 4net Software and BKF Capital Group Inc., each of which are publically traded companies. Mr. Hagan earned a Bachelor of Arts degree in Economics from Ithaca College and continued his education at Cornell University where he received his MBA in accounting and finance. The Board has concluded that Mr. Hagan should serve on our Board based on his financial expertise and his experience of being a public company director.

Vote Required and the Board’s Recommendation

The affirmative vote of a plurality of the total shares of common stock represented in person or by proxy and entitled to vote is required for the election of each of the nominees. Any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors, except to the extent that the failure to vote for an individual will result in another individual receiving a larger proportion of the votes cast.

It is the intention of the persons named as proxies to vote such proxy FOR the election of all nominees, unless otherwise directed by the shareholder. The Board knows of no reason why any of the nominees would be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board may recommend in the place of such nominee.

The Board recommends that shareholders vote “FOR” the election of each nominee LISTED above. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” EACH NOMINEE, UNLESS OTHERWISE INSTRUCTED.

CORPORATE GOVERNANCE

Director Independence

Our Board has determined that all of our directors satisfy the current “independent director” standards established by rules of The NASDAQ Stock Market, Inc. (“NASDAQ”), except Steven N. Bronson. Each director serving on the Audit Committee of our Board also meets the more stringent independence requirements established by Securities and Exchange Commission rules applicable to audit committees. Our Board has determined that no director has a relationship that would interfere with the exercise of independent judgment in carrying out his responsibilities as a director. There are no family relationships among any of the directors or executive officers of the Company.

The Board and Committee Meetings

During the fiscal year ended December 31, 2016, our Board met 14 times and the committees of our Board held a total of 8 meetings.  Each incumbent director attended at least 75% of the aggregate of all meetings of the Board and the committees of the Board, if any, on which he served during each of the fiscal year ended December 31, 2016.

The independent directors meet in executive session on a regular basis without any management directors or employees present.

In accordance with our Corporate Governance Guidelines, which our Board adopted on April 26, 2013, directors are expected to attend annual meetings of shareholders. All of our directors attended last year’s annual meeting of shareholders, either telephonically or in person. A copy of our Corporate Governance Guidelines is available in the investors section of the Company’s website at www.qualstar.com.

Committees of the Board

Our Board oversees our risk management. This oversight is administered primarily through the following committees: (i) an Audit Committee, (ii) a Compensation Committee and (iii) a Nominating and Corporate Governance Committee. Each Committee has only independent directors as members.

The Audit Committee

The Audit Committee is comprised solely of non-employee directors who satisfy current NASDAQ standards with respect to independence, financial expertise and experience. During the fiscal year ended December 31, 2016, the members of the Audit Committee were: Dale Wallis, David Wolenski, and Nicholas Yarymovych, with Mr. Wallis serving as the Chairman. The Board has determined that Mr. Wallis qualifies as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K. Mr. Wallis will not be standing for reelection at the Annual Meeting.

The Audit Committee has a written charter that requires the committee to oversee our accounting and financial reporting process, our system of internal controls regarding finance, accounting, legal compliance and ethics, and the audits of our financial statements, a current copy of which is available to shareholders on our website, www.qualstar.com. The primary duties of the Audit Committee consist of, among other things:

•	serving as an independent and objective party to monitor our financial reporting process, internal control system and disclosure control system;

•	reviewing and appraising the audit efforts of our independent accountants;

•

assuming direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and our management regarding financial reporting issues;

•	providing an open avenue of communication among the independent accountants, financial and senior management and the Board;

•	reviewing and approving all related party transactions;

•

discussing with management any correspondence from regulators, government agencies, or employee complaints or any reports that raise material issue regarding the Company’s financial statements, processes, or policies; and

•	discussing our policies with respect to risk assessment and risk management.

The Audit Committee held 8 meetings during the fiscal year ended December 31, 2016.  To ensure independence, the Audit Committee also meets separately with the Company’s independent public accountants apart from meeting with members of management.

The Compensation Committee

Our Compensation Committee consists of three directors: Messrs. Yarymovych (chairman), Wallis and Wolenski. Each such member of the Compensation Committee is independent applying the definition of independence under the listing standards of NASDAQ and SEC regulations. Mr. Wallis will not be standing for reelection at the Annual Meeting.

Each member of our Compensation Committee must (i) be one of our independent directors satisfying the independence requirements of NASDAQ and other applicable regulatory requirements; (ii) qualify as an “outside director” under Section 162(m) of the Internal Revenue Code, as amended; and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended. Except as permitted by NASDAQ, members of the Compensation Committee must not accept any consulting, advisory or the other compensatory fee from us or any of our subsidiaries.

The Compensation Committee oversees the determination of all matters relating to employee compensation and benefits and specifically determines and approves salaries, bonuses and equity-based compensation for our executive officers.

We have adopted a Compensation Committee charter which outlines the Compensation Committee's primary duties which are to:

•

evaluate the performance of the Chief Executive Officer in light of our goals and objectives and determine the Chief Executive Officer's compensation based on this evaluation and such other factors as the Committee shall deem appropriate;

•	determine and approve all executive officer compensation;

•	approve the aggregate amounts and methodology for determination of all salary, bonus, and long-term incentive awards for all employees other than executive officers;

•	review and recommend equity-based compensation plans to the full Board and approve all grants and awards thereunder;

•

review and approve changes to our equity-based compensation plans other than those changes that require shareholder approval under the plans, the requirements of NASDAQ or any exchange on which our securities may be listed and/or any applicable law;

•

review and recommend to the full Board changes to our equity-based compensation plans that require shareholder approval under the plans, the requirements of NASDAQ or any exchange on which our securities may be listed and/or any applicable law;

•	review and approve changes in our retirement, health, welfare and other benefit programs that result in a material change in costs or the benefit levels provided;

•	administer our equity-based compensation plans; and

•	approve, as required by applicable law, the annual Committee report on executive compensation for inclusion in our proxy statement.

A current copy of the Compensation Committee charter is available to shareholders on our website, www.qualstar.com.

The Compensation Committee has responsibility for establishing, implementing and monitoring the Company’s compensation philosophy. Accordingly, the Compensation Committee strives to develop and maintain competitive, progressive programs that attract, retain and motivate high-caliber employees, foster teamwork, and maximize the long-term success of the Company by appropriately rewarding our employees for their achievements. The Compensation Committee evaluates risk and rewards associated with the Company’s overall compensation philosophy and structure.

The Compensation Committee has the authority, in its sole discretion, to retain or obtain advice from compensation consultants, independent legal counsel and other advisers, and is directly responsible for the retention, termination, compensation and oversight of the work of any such consultant, counsel or other adviser. In selecting a consultant, counsel or other adviser, the Compensation Committee must, as required by NASDAQ rules, take into consideration all factors relevant to such person's independence from management, including all factors that NASDAQ identifies in its listing standards. To date, the Compensation Committee has not retained a compensation consultant. The Compensation Committee is regularly advised by the Company’s outside legal counsel and has found no conflict of interest in such counsel’s continuing to provide advice to the Compensation Committee.

The Compensation Committee may form and delegate its authority to subcommittees as appropriate. To date, the Compensation Committee has not delegated such authority.

Additionally, the Chief Executive Officer may make recommendations to the Compensation Committee relating to executive and director compensation, but consistent with NASDAQ rules, he may not be present during deliberations or voting regarding his own compensation. The Compensation Committee meets with the Company’s Chief Executive Officer and other senior executives in order to obtain recommendations with respect to the Company’s compensation programs and practices for executives and other employees. Management discusses with the Compensation Committee the practices that have been put in place to identify and mitigate, as necessary, potential risks. With support from market compensation data, performance reviews and other information, management makes recommendations to the Compensation Committee on the base salaries, bonus targets and equity compensation for the executive officers and other employees. The Compensation Committee takes management’s recommendations into consideration, but is not bound by management’s recommendations with respect to executive compensation. The Chief Executive Officer annually reviews the performance of each executive officer, other than himself. The Chief Executive Officer’s performance is reviewed by the Compensation Committee which makes recommendations to the full Board.

The Compensation Committee held no meetings during the fiscal year ended December 31, 2016 but did act by unanimous written consent on one occasion.

The Nominating and Governance Committee

The Nominating and Governance Committee is comprised solely of non-employee directors who satisfy current NASDAQ standards and SEC regulations with respect to independence. During each of the fiscal year ended December 31, 2016, the members of the Nominating and Governance Committee were: David J. Wolenski, Nicholas A. Yarymovych, and Dale Wallis, with Mr. Wolenski serving as Chairman.  Mr. Wallis will not be standing for reelection at the Annual Meeting.

The role of the Nominating and Governance Committee, as set forth in its charter, is to develop and recommend to the Board corporate governance guidelines applicable to Qualstar, assist the Board by identifying, evaluating and recommending candidates for election to the Board, and recommending Board members to serve on each committee of the Board.  A copy of our Nominating and Governance Committee charter is available in the investors section of Qualstar’s website at www.qualstar.com.

The guidelines and procedures for identifying and evaluating nominees for election to the Board are set forth in the charter of the Nominating and Governance Committee. In general, persons considered for nomination to the Board must have demonstrated outstanding achievement, integrity and judgment and such other skills and experience as will enhance the Board’s ability to serve the long-term interests of Qualstar and our shareholders, and must be willing and able to devote the necessary time for Board service. To comply with regulatory requirements, a majority of Board members must qualify as independent directors under NASDAQ rules, and at least one Board member must qualify as an “audit committee financial expert” under rules promulgated by the SEC. In order to qualify for nomination or re-nomination for election to the Board, a candidate must also comply with all applicable provisions of Qualstar’s amended and restated bylaws.

The Nominating and Governance Committee considers potential candidates recommended by current directors, company officers, employees and others, and will consider candidates recommended by shareholders for consideration as director nominees. Our Nominating and Governance Committee charter makes no distinction between whether a director nominee is recommended by a shareholder or by management.  Although we have not received any recommendations for director nominees from shareholders, we expect that the Committee would apply the same process and criteria in evaluating a shareholder recommendation as it would for a management recommendation.  A shareholder wishing to recommend a candidate for nomination to the Board should send a letter to our Corporate Secretary at 130 West Cochran Street, Unit C, Simi Valley, California 93065.  The mailing envelope must contain a clear notation that the enclosed letter is a “Director Nominee Recommendation.”  The letter must identify the author as a shareholder and provide a brief summary of the candidate’s qualifications. Additionally, the Nominating and Governance Committee considers diversity of the Board members’ skill and experience in areas that are relevant to the Company’s business and activities, including operations, finance, marketing and sales. Our Board does not, however, have a formal policy regarding racial/ethnic, gender or other diversity of director candidates, but considers diversity as a factor in evaluating such candidates. At a minimum, candidates recommended for election to the Board must meet the independence standards established by NASDAQ and the criteria set forth above.

The Nominating and Governance Committee held no meetings during the fiscal year ended December 31, 2016 but did act by unanimous written consent on one occasion.

Board Leadership Structure and the Role of the Board in the Oversight of Risk Management

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the different responsibilities fulfilled by the Chief Executive Officer and the Chairman of the Board at Qualstar. The Chief Executive Officer is responsible for setting our strategic direction and for our day-to-day leadership and performance, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for, and presides over, meetings of the Board of Directors.

Our Board is involved in overseeing the management of risks that face our company.  Historically, potential risks have been considered by the full Board as they became apparent, such as in connection with potential acquisitions, as new business opportunities are evaluated, or with day-to-day operational issues.  Our Audit Committee focuses on risks related to financial information systems and financial reporting, and regularly reports to the full Board regarding its activities and any specific risks that merit attention by the full Board.  Our Compensation Committee has oversight responsibility regarding risks related to the Company’s compensation policies and practices.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board or with an individual Board member concerning Qualstar may do so by writing to the Board or to the particular Board member, and mailing the correspondence to: Attention: Corporate Secretary, Qualstar Corporation, 130 West Cochran Street, Unit C, Simi Valley, California 93065.  The envelope should indicate that it contains a shareholder communication.

All correspondence received is opened and screened for security purposes. Qualstar’s Corporate Secretary reviews such correspondence and provides the Board at each of its meetings with a summary of all such correspondence and a copy of any correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or the standing committees of the Board or that otherwise requires their attention. The Corporate Secretary will not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence relating to accounting, internal controls or auditing matters will be handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all employees, officers and directors of Qualstar.  A copy of the Code of Business Conduct and Ethics is available in the investors section of Qualstar’s website at www.qualstar.com, and a copy also may be obtained at no charge by written request to the attention of the Corporate Secretary at 130 West Cochran Street, Unit C, Simi Valley, California 93065.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires Qualstar’s directors and executive officers, and persons who own more than ten percent of Qualstar’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Qualstar with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of Section 16(a) reports furnished to us and a review of the shareholders register, during the fiscal year ended December 31, 2016, our officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements, except that Steven N. Bronson inadvertently filed three Form 4s several days late and William Gervais filed one Form 4 several days late.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 31, 2017 for:

●	each person (or group of affiliated persons) who we know beneficially owns more than 5% of our common stock;

●	each of our directors and nominees for election to the Board;

●	each of the executive officers named in the summary compensation table; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes sole or shared voting and investment power with respect to shares.  Except as indicated by footnote, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned, subject to community property laws where applicable. The percentage of shares beneficially owned is based on 2,042,019 shares of common stock outstanding as of March 31, 2017.  Shares of common stock subject to options, warrants or rights currently exercisable or exercisable within 60 days of March 31, 2017, are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or rights, but are not deemed outstanding for computing the percentage ownership of any other person. The address for those individuals for which an address is not otherwise indicated is: c/o Qualstar Corporation, 130 West Cochran Street, Unit C, Simi Valley, California 93065.

	Common	Options Exercisable Within 60	Beneficial Ownership
Name	Shares Owned	Days (1)	Number	Percent
BKF Asset Holdings, Inc. (2)	548,085	—	548,085	26.8%
Steven N. Bronson (3)	9,617	16,667	574,369	28.1%

Nicholas A. Yarymovych(4)	6,667	-	6,667	*

David J. Wolenski (5)	833	-	833	*

Dale E. Wallis	-	-	-	-

Leonard Hagan	-	-	-	-

Louann Negrete	-	-	-	-
All directors and officers as a group (6 persons)	565,202	16,667	581,869	28.2%

Beneficial Ownership Greater than 5%

William J. Gervais (6)	353,176	—	353,176	17.3%
1925 Angus Avenue, Unit B
Simi Valley, California 93063

*Less than 1.0%

(1)	Represents shares that may be acquired upon exercise of stock options which are either currently vested or will vest within 60 days of March 8, 2017.

(2)	Based on information contained in reports filed with the Securities and Exchange Commission, BKF Asset Holdings, Inc. is the owner of 548,085 shares of Qualstar common stock.

(3)

Based on information contained in reports filed with the Securities and Exchange Commission, Mr. Bronson, is the beneficial owner of 9,617 shares of Qualstar. Additionally, Mr. Bronson, as the Chairman and President and majority shareholder of BKF Asset Holdings, Inc., may be deemed to beneficially own the 548,085 shares of Qualstar held by BKF Asset Holdings, Inc.

(4)	Based on information contained in reports filed with the Securities and Exchange Commission, Nicholas A. Yarymovych beneficially owns 6,667 shares as of November 19, 2014.

(5)	Based on information contained in reports filed with the Securities and Exchange Commission, David J. Wolenski beneficially owns 833 shares as of December 31, 2015.

(6)	Based on information contained in reports filed with the Securities and Exchange Commission, William J. Gervais beneficially owns 353,176 shares as of February 23, 2017.

EXECUTIVE OFFICERS

The biography for Steven N. Bronson, our President, Chief Executive Officer and member of our Board, is located in “Election of Directors” above.

Louann Negrete. Ms. Negrete age (57), was appointed Chief Financial Officer on December 2, 2013. Ms. Negrete has more than 15 years of experience in public company accounting. Prior to joining Qualstar, Ms. Negrete was the Director of Corporate Accounting for LINE 6, Inc. Prior to Line 6 she was the Corporate Controller and CFO for 6 years at Interlink Electronics, Inc., a publicly traded company. She also served for 6 years as the Corporate Controller for publicly traded Biosource International, Inc. BioSource acquired two companies while she was controller and eventually the entire company was sold. She also held positions of controller, at US Stamp and assistant controller, at Patagonia, two other manufacturing companies. Additionally, she has over 6 years in public accounting. Ms. Negrete holds a CPA license from the State of California. She graduated from California State University, Northridge with a BS degree in Business Administration, Accounting.

EXECUTIVE COMPENSATION

Overview

Qualstar’s executive compensation program is based on the same objectives that guide Qualstar in establishing all of its compensation programs:

●

Compensation fosters the long-term focus required for Qualstar’s success. In general, the compensation of Company executives includes longer-term incentives because they are in a greater position to influence longer-term results.

●

Compensation reflects the level of job responsibility, individual performance, and Company performance. As employees progress to higher levels in the organization, an increasing proportion of their pay should be linked to Company performance and shareholder returns because those employees are more able to affect Qualstar’s operating results.

●

Compensation reflects the value of the job in the marketplace. To attract and retain a highly skilled work force, we must remain competitive with the pay of other employers who compete with us for talent.

●

While compensation programs and individual pay levels will always reflect differences in job responsibilities, geographies and marketplace considerations, the overall structure of the compensation and benefit programs should be broadly similar and equitable across the organization.

Components of Executive Compensation

For the twelve months ended December 31, 2016, the principal components of compensation for named executive officers were: (1) base salary, (2) performance-based incentive compensation, (3) personal benefits, and (4) other compensation. In determining the amount and relative allocation among each component of compensation for each named executive officer, the Compensation Committee considered, among other factors, the Company’s and each executive officer’s experience level and historical performance, compensation paid by companies comparable in size to Qualstar, data obtained from management’s recruitment activities, historical rates of executive compensation, Company revenues and profitability, and alignment with the Company’s overall compensation philosophy.

Summary Compensation Table

The following table shows information about the compensation awarded to, earned by and paid to Mr. Steven N. Bronson and Ms. Louann Negrete (collectively referred to as our “named executive officers”) during the year ended December 31, 2016, as well as during the transition period from July 1, 2015 to December 31, 2015 and the fiscal year ended June 30, 2015 (period from July 1, 2014 to June 30, 2015). Mr. Bronson and Ms. Negrete were the Company’s only two “named executive officers,” as defined under Item 402 of Regulation S-K promulgated by the SEC, for such fiscal and transition years.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Option Awards ($)(2)	All Other Compensation (3) ($)	Total ($)
Steven N. Bronson	2016	178,462	40,000	—	817	219,279
Chief Executive Officer	2015*	100,000	—	—	24,607	124,607
	2015	200,780	100,000	54,000	21,897	376,677

Louann Negrete	2016	135,000	10,250	—	2,797	148,047
Chief Financial Officer	2015*	67,500	—	—	1,198	68,698
	2015	135,519	20,000	—	1,105	156,624

2016	Period from January 1, 2016 to December 31, 2016
2015*	Transition period, from July 1, 2015 to December 31, 2015
2015	Period from July 1, 2014 to June 30, 2015

(1)	The amounts shown in this column reflect discretionary bonuses paid to the named executive officers for each of the periods indicated.

(2)

The amounts shown in this column represent the aggregate grant date fair value of the equity-based compensation granted to the named executive officers as computed in accordance with FASB ASC Topic 718. Pursuant to SEC rules, these amounts exclude the impact of estimated forfeitures related to service-based vesting conditions. The assumptions used in calculating the aggregate grant date fair value of the awards reported in the column are set forth in our financial statements included herein. The amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the named executive officers for the awards.

(3)	The amounts shown in this column represent premiums paid by the Company for disability, life and health insurance.

Components of Executive Compensation

Base Salary

Base salaries were set at levels that the Compensation Committee deemed to be sufficient to attract and retain highly talented executive officers capable of fulfilling the Company’s key objectives. Base salaries were also set with the goal of rewarding executive officers on a day-to-day basis for their time and services while encouraging them to strive for performance-based and long-term incentives.

Performance-Based Incentive Compensation

The Company utilized an annual discretionary cash bonus program, which was intended to reward executive officers based on the Company’s overall performance and the individual named executive officer’s contributions to that performance. In determining an annual discretionary bonus for each named executive officer, we evaluated performance as measured against certain objective financial metrics as well as individual performance goals. We believe that the performance-based incentive compensation provides incentives that are necessary to retain executives and reward them for our short-term performance in the pursuit of our larger business objectives and is designed to provide for a portion of our cash compensation for named executive officers to be variable based upon Company and individual performance.

Long-Term Equity Incentive Compensation

The Company has a long term equity incentive plan, which is intended to retain executive officers and reward executive officers based on the Company’s performance. Equity incentives, such as stock options and restricted stock awards, have been granted to executive officers as long-term incentives in order to align executives’ performance with the interests of the Company’s shareholders and also to encourage retention. For the fiscal year ending December 31, 2016, the Compensation Committee did not award any equity incentives for any of the Company’s named executive officers.

Personal Benefits

As employees, the Company’s executives are eligible to participate in health and welfare benefits, as offered to our general workforce, designed to attract and retain a skilled workforce in a competitive marketplace. These benefits help ensure that the Company has a healthy and focused workforce through reliable and competitive health and other personal benefits. These benefits were considered in relation to the total compensation package, but did not materially impact decisions regarding other elements of executive officer compensation.

The Company also maintains a tax-qualified retirement plan (“401(k) Plan”) that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. All employees are eligible to participate in the 401(k) Plan following three months of service of employment and may contribute up to 100% of their compensation on a pre-tax basis, not to exceed the annual IRS maximum. The Company, at the discretion of management, may make matching contributions in an amount equal to 25% of the first 6% of compensation contributed by eligible participants. However, the Company has suspended discretionary matching contributions effective as of August 2009.

Other Compensation

The Company has entered into an employment agreement with Mr. Bronson, dated June 1, 2016, which provides for an initial base salary and eligibility to earn a discretionary, cash bonus, based on his achievement of various performance goals, as well as other general employment terms. Mr. Bronson’s current base salary is $160,000 and his current target bonus is equal to 100% of his base salary.

In addition, Mr. Bronson’s employment agreement provides that if he is terminated by the Company without “cause” (as defined in his employment agreement) (other than due to death or disability) or if he resigns for “good reason” (as defined in his employment agreement), in either case, then subject to his execution and delivery of an effective release of claims and continued compliance with applicable restrictive covenants, he will be entitled to receive (1) a severance payment equal to twelve (12) months of his base salary; (2) a pro-rated portion of any earned but unpaid bonus; (3) COBRA continuation coverage (or cash payments for such coverage) for up to 12 months; and (4) accelerated vesting of all then-outstanding and unvested equity awards held by Mr. Bronson on the date of such termination.

In the event of Mr. Bronson’s termination of employment due to death or disability, subject to his execution and delivery of an effective release of claims and continued compliance with applicable restrictive covenants, he will be entitled to receive (1) any accrued but unpaid bonus payments and (2) accelerated vesting of all then-outstanding and unvested equity awards held by Mr. Bronson on the date of such termination.

Notwithstanding the foregoing, in the event of a “change in control” (as defined in his employment agreement), if Mr. Bronson’s employment is terminated within sixty (60) days following the change in control, then subject to his execution and delivery of an effective release of claims and continued compliance with applicable restrictive covenants, he will be entitled to receive (1) a lump sum payment equal to 100% of his base salary and his target bonus; and (2) accelerated vesting of all then-outstanding and unvested equity awards held by Mr. Bronson on the date of such termination.

Tax and Accounting Implications

Under Section 162(m) of the Internal Revenue Code, of 1986, as amended (the “Code”), we generally receive a federal income tax deduction for compensation paid to any of our named executive officers only to the extent total compensation does not exceed $1.0 million during any fiscal year or if it is “performance-based” under Section 162(m) of the Code. During the year ending December 31, 2016, none of the executive officers of the Company had non-performance-based compensation in excess of $1,000,000.

Outstanding Equity Awards at Year Ending December 31, 2016

The following table provides information regarding outstanding equity awards held by each named executive officer as of December 31, 2016.

Outstanding Equity Awards at December 31, 2016

	Option Awards(1)

	Number of Securities Underlying Unexercised Options (#)			Option Exercise Price ($)	Option Expiration Date
Name	Exercisable		Unexercisable
Steven N. Bronson	16,667	(2)	—	7.38	8/20/2019

(1)	Each stock option was granted pursuant to our 2008 Plan.
(2)	The stock option vested immediately on the grant date, August 20, 2014.

Director Compensation

Each of our non-employee directors receives cash fees as compensation for his service on our Board of Directors and the committees of the Board of Directors on which he is a member. During the fiscal year ending December 31, 2016, each of our non-employee directors received a stipend of $15,000 per year, paid quarterly, for service on the Board of Directors. The Chairman of the Audit Committee received an additional stipend of $5,000 per year, paid quarterly, the Chairman of the Compensation Committee received an additional stipend of $3,000 per year, paid quarterly, the Chairman of the Nominating and Governance Committee received an additional stipend of $3,000 per year, paid quarterly, and the Chairman of the Board of Directors received an additional stipend of $7,500 per year, paid quarterly. No additional stipends were paid for service on a committee of the Board of Directors other than as Chairman of such committee. No fees were paid for service on the Board of Directors to directors who were also employees of the Company. None of our non-employee directors received any equity awards for their service on the Company’s Board of Directors or the committees of the Board of Directors.

The table below sets forth cash compensation earned by each person who served as a non-employee director of our Board of Directors during the fiscal year ending December 31, 2016. Steven N. Bronson, who is our Chief Executive Officer, was an employee during the fiscal year ending December 31, 2016 and received no additional compensation for his service as a member of our Board of Directors. The compensation received by Mr. Bronson, as a named executive officer of the Company, is presented in “Executive Compensation—Summary Compensation Table” above.

Name(1)	Fees Earned or Paid in Cash ($)	Total ($)
Sean M. Leder(2)	9,000	9,000
Dale E. Wallis	20,000	20,000
David J. Wolenski	25,500	25,500
Nicholas A. Yarymovych	16,500	16,500

(1)	As of December 31, 2016, none of the non-employee directors held any outstanding equity awards.
(2)	Sean Leder was not re-elected to the Board of Directors at the annual meeting on June 14, 2016.

RISKS RELATED TO COMPENSATION POLICIES AND PRACTICES

We believe that our compensation programs have been appropriately designed to attract and retain talent and properly incentivize our employees. To the extent our compensation programs provide for incentive-based compensation, these programs are designed to pay for performance and, thus, encourage only appropriate risk-taking. These programs are also subject to funding caps and oversight of the Compensation Committee and various functional departments of the Company to ensure that our employees, including our executive officers, are not encouraged to take excessive or unnecessary risks in managing our business. As a result, we believe that our compensation programs are not likely to create excessive risks that would have a materially adverse effect on the Company.

Transactions with Related Persons

In accordance with the charter of the Audit Committee of our Board of Directors, the Audit Committee is responsible for reviewing any proposed transaction with any related person which involves a potential conflict of interest or for which approval is required under applicable Securities and Exchange Commission and NASDAQ rules. Currently, this review and approval requirement applies to any transaction to which Qualstar will be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which any of the following persons will have a direct or indirect material interest: (a) any of our directors or executive officers, (b) any nominee for election as a director, (c) any security holder who is known to us to own of record or beneficially more than five percent of our common stock, or (d) any member of the immediate family of any of the persons described in the foregoing clauses (a) through (c).

In the event that management becomes aware of any related person transaction, management will present information regarding the proposed transaction to the Audit Committee for review. Approval of a transaction with a related person requires the affirmative vote of a majority of the members of the Audit Committee or of a majority of the members of the full Board of Directors. If the related person transaction involves a member or members of the Board, approval requires a majority vote of the directors who do not have a financial interest in the transaction.

Steven N. Bronson is the Company’s CEO and is also the President and CEO and a majority shareholder of Interlink Electronics, Inc. (“Interlink”). Interlink reimburses Qualstar for leased space at the Simi Valley facility and for other administrative expenses paid by or on behalf of the Company. The total amount charged to Interlink for the twelve months ended December 31, 2016 and 2015, the six months ended December 31, 2015 and the year ended June 30, 2015 was $33,000, $61,000, $31,000 and $43,000, respectively. Interlink owed Qualstar $1,000 and $6,000 (unaudited) at December 31, 2016 and December 31, 2015, respectively.

The Company reimburses Interlink for expenses paid on the Company’s behalf. Interlink occasionally pays travel and other expenses incurred by Qualstar. The Company reimbursed Interlink $13,000, $14,000 (unaudited), $4,000 and $56,000 for the twelve months ended December 31, 2016 and 2015, the six months ended December 31, 2015 and the year ended June 30, 2015, respectively. As of December 31, 2016 Qualstar owed Interlink $2,000, as of December 31, 2015 no balance was due.

The Company entered into a license agreement, dated May 1, 2014 (the “License Agreement”) with BKF Capital Group, Inc. (“BKF”). Pursuant to the License Agreement, commencing on May 1, 2014, BKF shall have a license to occupy and use one furnished office, telephone and other services, located at Qualstar’s executive offices. Pursuant to the License Agreement, BKF shall pay to Qualstar a license fee $1,200 per month. For the twelve months ended December 31, 2015 and the year ended June 30, 2015, BFK paid $2,400 (unaudited) and $9,600 to Qualstar as license fees, respectively. The License Agreement was no longer effective after the Company’s move to the new facilities in February 2015. Steven N. Bronson, the Company’s President and CEO, is also the Chairman, CEO and majority shareholder of BKF.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report is submitted by the Audit Committee members who served on the committee during the fiscal year ended December 31, 2016.

The Audit Committee of the Board is composed solely of non-employee directors who satisfy the current NASDAQ requirements with respect to independence, financial expertise and experience.  The Audit Committee operates pursuant to a written charter adopted by the Board, a copy of which is available in the investors section of Qualstar’s website at www.qualstar.com.

The Board has the ultimate authority for effective corporate governance, including oversight of the management of Qualstar.  The Audit Committee’s purpose is to assist the Board in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of Qualstar, the audit of Qualstar’s consolidated financial statements, the qualifications and performance of the independent registered public accounting firm engaged as Qualstar’s independent auditor, and Qualstar’s internal control over financial reporting.

The Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.  Management is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of our system of internal control.  Qualstar’s independent auditor is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee fulfilled its duties and responsibilities during the fiscal year ended December 31, 2016 and with respect to the financial statements for the fiscal year ended December 31, 2016, as outlined in the Audit Committee’s charter.  Among other actions, the Audit Committee:

●	reviewed and discussed the audited financial statements with management and Marcum LLP, Qualstar’s former independent registered public accounting firm, for the period ended December 31, 2016;

●	discussed with the independent registered public accounting firm the matters required to be discussed under applicable rules adopted by the Public Company Accounting Oversight Board (“PCAOB”);

●

received the written disclosures and the letter from Marcum LLP, required by the applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning independence and has discussed with Marcum LLP its independence; and

●

based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the Securities and Exchange Commission.

Submitted by the Members of the Audit Committee

Dale E. Wallis, Chairman

David J. Wolenski

Nicholas A. Yarymovyeh

APPROVAL OF COMPANY’S 2017 STOCK INVENTIVE PLAN

(Proposal 2)

Proposal

We are asking shareholders to approve the Company’s 2017 Stock Option and Incentive Plan (the “2017 Plan”) to authorize and reserve for issuance 200,000 shares of Common Stock for award under the 2017 Plan.

As of April 25, 2017, approximately 60,000 shares were available for issuance under the 2008 Stock Incentive Plan. On May 8, 2017, the Board of Directors, upon the recommendation of the Compensation Committee, adopted the 2017 Plan, subject to the approval of the Company’s shareholders. The 2017 Plan will become effective upon shareholder approval and no grants of stock options or other awards under the 2017 Plan may be made after the tenth anniversary of the effective date and no grants of incentive stock options may be made under the 2017 Plan after May 8, 2027. A copy of the 2017 Plan is attached as Appendix A to this Proxy Statement and is incorporated herein by reference.

The Board of Directors believes that stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its shareholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. The 2017 Plan provides flexibility to the Compensation Committee to use various equity-based incentive awards as compensation tools to motivate the Company’s workforce.

Summary of Material Features of the Amended and Restated 2010 Plan

The material features of the 2017 Plan are:

●	The maximum number of shares of Common Stock authorized and reserved for issuance under the 2017 Plan is 200,000 shares;

●

The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights and cash-based awards is permitted;

●	Any material amendment to the 2017 Plan is subject to approval by the Company’s shareholders; and

●

The 2017 Plan will become effective upon shareholder approval and no grants of stock options or other awards under the 2017 Plan may be made after the tenth anniversary of the effective date and no grants of incentive stock options may be made under the 2017 Plan after May 8, 2027.

Based solely on the closing price of the Company’s Common Stock as reported by NASDAQ on April 25, 2017, the maximum aggregate market value of the 200,000 shares of Common Stock that could potentially be issued under the 2017 Plan is approximately $1,310,000.  The shares we issue under the 2017 Plan will be authorized but unissued shares or shares that we reacquire.  The shares of Common Stock underlying any awards that are forfeited, canceled, reacquired by the Company prior to vesting, expire or are otherwise terminated (other than by exercise) under the 2017 Plan are added back to the shares of Common Stock available for issuance under the 2017 Plan. The following shares will not be added to the shares authorized for grant under the 2017 Plan: (i) shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding and (ii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon the exercise of such right.

Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the 2017 Plan to a “Covered Employee” (as defined in the Code), qualify as “performance-based compensation” under Section 162(m) of the Code, the 2017 Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group): net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities, factoring transactions, sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally, or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; and recruiting and maintaining personnel:

The Compensation Committee will select the particular performance criteria within 90 days (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) following the commencement of a performance cycle.  Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 100,000 shares of Common Stock for any performance cycle.  If a performance-based award is payable in cash, it cannot exceed $1,000,000 for any performance cycle.

Summary of the 2017 Plan

The following description of certain features of 2017 Plan is intended to be a summary only.  The summary is qualified in its entirety by the full text of the 2017 Plan that is attached hereto as Appendix A.

Plan Administration.  The 2017 Plan is administered by the Compensation Committee.  The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2017 Plan.  The Compensation Committee may delegate to the Company’s Chief Executive Officer the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

Eligibility.  Persons eligible to participate in the 2017 Plan are those full or part-time officers, employees, non-employee directors and consultants of the Company and its subsidiaries as selected from time to time by the Compensation Committee in its discretion.

Plan Limits.  The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 100,000 shares of Common Stock (subject to adjustment for stock splits and similar events) for any calendar year period.  If any award of restricted stock, restricted stock units or performance shares granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 100,000 shares of Common Stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle.  If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $1,000,000.  In addition, no more than 200,000 shares will be issued in the form of incentive stock options.

Also, pursuant to the 2017 Plan, the value of all awards granted under the 2017 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $200,000.

Stock Options.  The 2017 Plan permits the granting of (1) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify.  Options granted under the 2017 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options.  Incentive stock options may only be granted to employees of the Company and its subsidiaries.  Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants that are natural persons.  The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the Common Stock on the date of grant.   Except as provided in the 2017 Plan, without prior shareholder approval, in no event may the Compensation Committee reduce the exercise price of an option after the date of the option grant or effect the repricing of an option through cancellation and re-grant or cancellation in exchange for cash or other awards under the 2017 Plan.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant.  The Compensation Committee will determine at what time or times each option may be exercised.  Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Compensation Committee.  In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2017 Plan is transferable by the optionee other than by will, by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of Common Stock that are not otherwise subject to restriction under any Company plan.  Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee.  In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the largest whole number of shares with a fair market value that does not exceed the aggregate exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights.  The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine.  Stock appreciation rights entitle the recipient to shares of Common Stock equal to the value of the appreciation in the stock price over the exercise price.  The exercise price will not be less than the fair market value of the Common Stock on the date of grant.  Except as provided in the 2017 Plan, without prior shareholder approval, in no event may the Compensation Committee reduce the exercise price of a stock appreciation right after the date of grant or effect the repricing of a stock appreciation right through cancellation and re-grant or cancellation in exchange for cash or other awards under the 2017 Plan.

Restricted Stock.  The Compensation Committee may award shares of Common Stock to participants subject to such conditions and restrictions as the Compensation Committee may determine.  These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment or other service relationship with the Company or its subsidiaries through a specified restricted period.

Restricted Stock Units.  The Compensation Committee may award restricted stock units to any participants.  Restricted stock units are ultimately payable in the form of shares of Common Stock and may be subject to such conditions and restrictions as the Compensation Committee may determine.  These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment or other service relationship with the Company or its subsidiaries through a specified vesting period.  In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code.  During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards.  The Compensation Committee may also grant shares of Common Stock which are free from any restrictions under the 2017 Plan.  Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards.  The Compensation Committee may grant performance share awards to any participant which entitle the recipient to receive shares of Common Stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the Compensation Committee shall determine.

Dividend Equivalent Rights.  The Compensation Committee may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of Common Stock.  Dividend equivalent rights may be granted as a component of an award of restricted stock units or performance award or as a freestanding award.  Dividend equivalent rights may be settled in cash, shares of Common Stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards.  The Compensation Committee may grant cash bonuses under the 2017 Plan to participants.  The cash bonuses may be subject to the achievement of certain performance goals (as summarized above).

Change of Control Provisions.  The 2017 Plan provides that upon the effectiveness of a “sale event” as defined in the 2017 Plan, the parties to the sale event may cause the assumption or continuation of awards previously granted under the 2017 Plan by the successor entity, or the substitution of such awards with new awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to the sale event do not provide for the assumption, continuation or substitution of awards granted under the 2017 Plan, upon the effective time of the sale event, the 2017 Plan and all outstanding awards granted under the 2017 Plan shall terminate. In the event of such termination, except as may be otherwise provided in the relevant document evidencing an award granted under the 2017 Plan, all options and stock appreciation rights with time-based vesting, conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the sale event shall become fully vested and exercisable as of the effective time of the sale event, all other awards granted under the 2017 Plan with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the sale event, and all awards granted under the 2017 Plan with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a sale event in the Compensation Committee’s discretion or to the extent specified in the relevant award agreement. In addition, upon a termination of the 2017 Plan in connection with a sale event, the Company may make or provide for a payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration to be received in the sale event and the exercise price of the options or stock appreciation rights. The Company shall also have the option to make or provide for a payment, in cash or in kind, to the grantees holding other awards granted under the 2017 Plan in an amount equal to the per share cash consideration to be received in the sale event multiplied by the number of vested shares of stock under such awards.

Adjustments for Stock Dividends, Stock Splits, Etc.  The 2017 Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of Common Stock that are subject to the 2017 Plan, to certain limits in the 2017 Plan, and to any outstanding awards to reflect stock dividends, stock splits and similar events.

Tax Withholding.  Participants in the 2017 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards.  Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of Common Stock to be issued pursuant to the exercise or vesting.

Amendments and Termination.  The Board of Directors may at any time amend or discontinue the 2017 Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose.  However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.  To the extent required under NASDAQ rules, any amendments that materially change the terms of the 2017 Plan will be subject to approval by the Company’s shareholders.  Amendments shall also be subject to approval by the Company’s shareholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2017 Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of 2017 Plan.   The Board of Directors adopted the 2017 Plan on May 8, 2017, and the 2017 Plan will become effective on the date of approval of the 2017 Plan by the Company’s shareholders.  Awards of incentive options may be granted under the 2017 Plan until May 8, 2027.

New Plan Benefits

Because the grant of awards under the 2017 Plan is within the discretion of the Compensation Committee, we cannot determine the dollar value or number of shares of Common Stock that will in the future be received by or allocated to any participant in the 2017 Plan.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2017 Plan.  It does not describe all federal tax consequences under the 2017 Plan, nor does it describe state or local tax consequences.

The advice set forth below was not intended or written to be used, and it cannot be used, by any taxpayer for the purpose of avoiding United States federal tax penalties that may be imposed on the taxpayer.  The advice was written to support the promotion or marketing of the transaction(s) or matter(s) addressed herein.  Each taxpayer should seek advice based upon the taxpayer’s particular circumstances from an independent tax advisor.  The foregoing language is intended to satisfy the requirements under the regulations in Section 10.35 of Circular 230.

Incentive Options.  No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option.  If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes.  The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of Common Stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) the Company will be entitled to deduct such amount.  Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of Common Stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option.  Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability).  In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options.  No income is realized by the optionee at the time the option is granted.  Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held.  Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock.  Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards.  The Company generally will be entitled to a tax deduction in connection with an award under the 2017 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income.  Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments.  The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code.  Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions.  Under Section 162(m) of the Code, the Company’s deduction for certain awards under the 2017 Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code).  The 2017 Plan is structured to allow certain awards to qualify as performance-based compensation, but the Company is not required to structure all awards so that they so qualify.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for the approval of the 2017 Plan.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2017 STOCK OPTION AND INCENTIVE PLAN.

Equity Compensation Plan Information

The following table provides additional information regarding Qualstar’s equity compensation plans as of December 31, 2016:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted-average exercise price of outstanding options, warrants and rights (1)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (2)
Equity compensation plans approved by security holders	23,333	$9.49	60,000
Equity compensation plans not approved by security holders	—	—	—
Totals	23,333	$9.49	60,000

(1)

Includes shares subject to stock options granted under the 1998 Stock Incentive Plan and the 2008 Stock Incentive Plan as of December 31, 2016. The 1998 Stock Incentive Plan expired in 2008 and no further options may be granted under that plan.

(2)	Includes shares available for issuance under the 2008 Stock Incentive Plan as of December 31, 2016.

 APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 3)

Proxies solicited by the Board will, unless otherwise directed, be voted to approve the appointment by the Audit Committee of RBSM LLP as the independent registered public accounting firm of Qualstar for the fiscal year ending December 31, 2017.  RBSM LLP was appointed to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2017 on March 17, 2017. Marcum LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2016. See “—Change in Independent Registered Public Accounting Firm” below.

Representatives of RBSM LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire. We do not expect representatives of Marcum LLP to be present at the Annual Meeting.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of RBSM LLP to our shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection, it will be considered a recommendation to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Fees Paid to Independent Registered Public Accountants

The table below includes the aggregate fees billed by Marcum LLP, our independent registered public accounting firm for the year ended December 31, 2016, and the six months ended December 31, 2015. Also, included are fees billed by SingerLewak LLP, our independent registered public accounting firm for fiscal year ended June 30, 2015.

	Twelve Months Ended December 31,	Six Months Ended December 31,	Twelve Months Ended June 30,
	2016	2015	2015
	Audited	Audited	Audited

Audit Fees (1)	$128,235	$70,000	$105,000
Audit-related fees (2)
Tax fees (3)	45,720	35,000	17,500
All other fees (4)	560		5,000
Total fees	$174,515	$105,000	$127,500

(1)

Audit fees include fees for professional services rendered in connection with the audit of our consolidated financial statements for each year and reviews of our unaudited condensed consolidated quarterly financial statements, as well as fees related to consents and reports in connection with regulatory filings for those fiscal years.

(2)

Audit-Related Fees consists of assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The Company incurred no such fees during the transition period ended December 31, 2015 and the fiscal years ended December 31, 2016 and June 30,2015.

(3)

For the year ended December 31, 2016, Everest and Ito Group, whose partner was formerly with True Partners Consulting LLC, was the principal accountant for the tax compliance review. True Partners Consulting LLC, was the principal accountant for the tax compliance review for the transition year ended December 31, 2015 and the year ended June 30, 2015.

(4)	All Other Fees consists of fees for other miscellaneous items.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accountants in accordance with applicable Securities and Exchange Commission rules. The Audit Committee adopted a written pre-approval policy on June 25, 2003, and all services performed by SingerLewak LLP, Marcum LLP and True Partners have been pre-approved in accordance with the Audit Committee’s pre-approval policy. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accountants and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accountants in accordance with these pre-approvals, and the fees for the services performed to date.

Changes in Independent Registered Public Accounting Firms

Appointment of RBSM LLP

On March 17, 2017, we dismissed Marcum LLP as the independent registered public accounting firm and engaged RBSM LLP as our new independent registered public accounting firm. The decision to dismiss Marcum and appoint RBSM was approved by the Audit Committee of our Board of Directors.

The audit reports of Marcum regarding our financial statements for the two most recent fiscal periods did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our transition reporting period from July 1, 2015 through December 31, 2015, the fiscal year ended December 31, 2016 and through March 17, 2017: (i) there were no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement in its reports and (ii) Marcum did not advise us of any of the events requiring reporting under Item 304(a)(1)(v) of Regulation S-K.

During the Company’s the fiscal year ended June 30, 2015, the transition reporting period from July 1, 2015 through December 31, 2015, the fiscal year ended December 31, 2016 and through March 17, 2017, neither we nor anyone on our behalf consulted with RBSM regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that RBSM concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement or an event identified in response to Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively (there being none).

Appointment of Marcum LLP

On January 8, 2016, we dismissed SingerLewak LLP as our independent auditors and engaged Marcum LLP as our independent auditors. The decisions to dismiss SingerLewak and appoint Marcum were approved by our Audit Committee of our Board.

The audit reports of SingerLewak regarding our financial statements for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and during the subsequent interim period from July 1, 2015 through January 8, 2016: (i) there were no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) with SingerLewak on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SingerLewak, would have caused it to make reference to the subject matter of the disagreement in its reports and (ii) SingerLewak did not advise us of any of the events requiring reporting under Item 304(a)(1)(v) of Regulation S-K.

During our two most recent fiscal years and during the subsequent interim period from July 1, 2015 through January 8, 2016, neither we nor anyone on our behalf consulted with Marcum regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement or an event identified in response to Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively (there being none).

The Board recommends THAT SHAREHOLDERS vote “FOR” the approval of the appointment of RBSM LLP. Proxies solicited by the Board will be voted “for” this proposal, unless otherwise instructed.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Proposal 4)

Section 14A of the Securities Exchange Act of 1934 and related SEC rules require that we provide our shareholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. We must provide this opportunity to our shareholders at least once every three years.

As described in the section of this Proxy Statement headed “Executive Compensation,” our executive compensation program is intended to attract and retain qualified executives required for the success of our business; to reward these executives for financial and operating performance; and to align their interests with those of our shareholders to create long-term shareholder value.  In that section we disclose and discuss the compensation paid to our executive officers for the fiscal year ended December 31, 2016.

The Company is asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement.  This proposal, commonly known as a “say-on-pay,” gives the Company's shareholders the opportunity to express their views on the compensation paid to the Company's named executive officers.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Company is asking our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, for the fiscal year ended December 31, 2016, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders.”

Adoption of this resolution will require the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter.   Brokers and other nominee holders do not have discretion to vote uninstructed shares with respect to this Proposal.  Accordingly, if brokers or other nominee holders do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this Proposal.  However, broker non-votes will not affect the outcome of the voting on this Proposal because it requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting (as opposed to a majority of the shares outstanding). Similarly, Abstentions will not affect the outcome of voting on this proposal.

This “say-on-pay” vote is advisory, and therefore is not binding on the Company, the Board of Directors or the Compensation Committee.  Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation if the Company’s compensation program.

The Board of Directors recommends a vote “FOR” advisory approval of the resolution set forth above.

ADVISORY VOTE REGARDING THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

(Proposal 5)

 In addition to providing shareholders with the opportunity to cast an advisory vote on executive compensation, we are providing shareholders with an advisory vote on how frequently we should seek an advisory vote on the compensation of our Named Executive Officers.

By voting on this Proposal 5, shareholders may indicate whether they would prefer an advisory vote on Named Executive Officer compensation once every 1, 2, or 3 years.

The Board of Directors has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time, and recommends that shareholders vote for future advisory votes on executive compensation to occur every year. Many elements of our executive compensation program are reviewed and determined annually, including base salary, performance-based awards and long-term incentive grants under the 2008 Stock Incentive Plan. Holding an annual advisory vote on executive compensation would more closely coincide with these decisions, promote corporate transparency and shareholder awareness of the Company’s compensation policies and practices and also provides the Company with more direct and immediate feedback on our compensation disclosures and practices.

Shareholders will be able to specify one of four choices for this proposal on the proxy card: 1 year, 2 years, 3 years, or abstain. Shareholders are not being asked to approve or disapprove the Board of Director’s recommendation, but rather to indicate their own choice from among the frequency options. The option of 1 year, 2 years or 3 years that receives the highest number of votes cast by shareholders will be the frequency for future advisory votes on executive compensation that has been selected by shareholders. Because this vote is advisory, it is not binding on the Board of Directors or the Company. However, the Board of Directors value the opinions of our shareholders and will consider the outcome of the vote when setting the frequency of future advisory votes on executive compensation.

The Board recommends a vote FOR “1 YEAR” for this proposal.

 PROPOSALS AND DIRECTOR NOMINATIONS FOR THE ANNUAL MEETING

Proposals to be Included in Our Proxy Statement

A shareholder who wishes to have a proposal considered for inclusion in our proxy statement for action at the Annual Meeting must comply with the requirements of Rule 14a-8 under the Exchange Act.  The proposal must be in writing and be received by the Corporate Secretary of Qualstar at our principal executive offices no later than the close of business on January 3, 2018. However, if the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the proxy statement relating to next year’s annual meeting, notice of a shareholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to send its proxy materials for the Annual Meeting.

Advance Notice Procedures

If a shareholder desires to have a proposal acted upon at the Annual Meeting that is not to be included in our proxy statement in accordance with Rule 14a-8 under the Exchange Act, or if a shareholder desires to nominate someone for election to our Board, the shareholder must follow the procedures outlined in our amended and restated bylaws. Our amended and restated bylaws provide that in order for a shareholder proposal to be considered at an annual meeting of shareholders, written notice of the proposal must be received by the Corporate Secretary of Qualstar at the principal executive offices of Qualstar not less than 60 days nor more than 90 days prior to the anniversary of the preceding year’s annual meeting of shareholders. However, if the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice by the shareholder, to be timely, must be received not earlier than the 90th day prior to such annual meeting of shareholders and not later than the close of business on the later of (a) the 60th day prior to such annual meeting or (b) the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made, whichever first occurs. The notice must contain information required by our amended and restated bylaws, including, but not limited to, a description of the proposal and any material interest of the shareholder relating to such proposal.

In order to nominate someone for election to our Board at an annual meeting of shareholders, written notice of the proposed nomination must be received by the Corporate Secretary of Qualstar not less than 60 days or more than 90 days prior to the anniversary of the preceding year’s annual meeting of shareholders. However, if the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice by the shareholder to be timely must be received by the Corporate Secretary of Qualstar not earlier than the 90th day prior to the Annual Meeting and not later than the close of business on the later of (a) the 60th day prior to such Annual Meeting or (b) the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure thereof was made by Qualstar, whichever first occurs. The notice must contain information required by our amended and restated bylaws regarding the shareholder and the nominee, as well as information required to be included in a proxy statement by SEC rules and regulations. Submissions must be made by mail, courier or personal delivery—submissions by e-mail will not be considered. The Nominating and Governance Committee will consider only those shareholder recommendations whose submissions comply with the above procedural requirements, including the additional requirements set forth in our amended and restated bylaws. The Nominating and Governance Committee will evaluate candidates recommended by shareholders in the same manner as those recommended by others.

Shareholders are also advised to review Qualstar’s amended and restated bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations, including the information that must accompany any such shareholder notice.

Accordingly, in order for a shareholder proposal (other than a proposal made pursuant to Rule 14a-8 under the Exchange Act) or nomination to be considered at the Annual Meeting, a written notice of the proposal or the nomination, which includes the information required by our amended and restated bylaws, must be received by the Corporate Secretary of Qualstar at the principal executive offices of Qualstar between March 15, 2018 and April 14, 2018.

A copy of the full text of our amended and restated bylaws may be obtained upon written request to the Corporate Secretary of Qualstar at our principal executive offices or by accessing the SEC’s EDGAR filing database at www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers deliver a single Proxy Statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you currently receive multiple Proxy Statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to our Corporate Secretary at our principal executive offices, located at 130 West Cochran Street, Unit C, Simi Valley, California 93065, or by calling us at 1-800-468-0680 ext. 114.

IMPORTANT

Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.

Only your latest dated, signed proxy card will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.

Appendix A

QUALSTAR CORPORATION

2017 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Qualstar Corporation 2017 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and Consultants of Qualstar Corporation (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its businesses to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 21.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance-Based Award” means any Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level specified by the Administrator, including, but not limited to, the Company or a unit, division, group, or Subsidiary of the Company) that will be used to establish Performance Goals are limited to the following (any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group): net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities, factoring transactions, sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally, or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; and recruiting and maintaining personnel. The Administrator may appropriately adjust any evaluation performance under a Performance Criterion to exclude any of the following events that occurs during a Performance Cycle: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, and (v) any item of an unusual nature or of a type that indicates infrequency of occurrence, or both, including those described in the Financial Accounting Standards Board’s authoritative guidance and/or in management’s discussion and analysis of financial condition of operations appearing the Company’s annual report to stockholders for the applicable year.

“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award, Restricted Stock Units, Performance Share Award or Cash-Based Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals. Each such period shall not be less than 12 months.

“Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

“Performance Share Award” means an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the common stock, without par value, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)          Administration of Plan. The Plan shall be administered by the Administrator.

(b)          Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)     to select the individuals to whom Awards may from time to time be granted;

(ii)     to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)     to determine the number of shares of Stock to be covered by any Award;

(iv)     to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)     to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)     subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii)     at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)          Delegation of Authority to Grant Awards. Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) not Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)          Award Certificate. Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)          Indemnification. Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)          Non-U.S. Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)          Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 200,000 shares subject to adjustment as provided in Section 3(c). Subject to such overall limitation, the maximum aggregate number of shares of Stock that may be issued in the form of Incentive Stock Options shall not exceed 200,000, subject in all cases to adjustment as provided in Section 3(c). For purposes of this limitation, the shares of Stock underlying any Awards under the Plan or the shares of common stock of the Company under the Company’s 2008 Stock Incentive Plan, as amended, that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 100,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)          Maximum Awards to Non-Employee Directors. Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $200,000. For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.

(c)          Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-Based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d)          Mergers and Other Transactions. In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate. In the event of such termination, except as may be otherwise provided in the relevant Award Certificate, all Options and Stock Appreciation Rights with time-based vesting, conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Sale Event shall become fully vested and exercisable as of the effective time of the Sale Event, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate. In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

SECTION 4.	ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and Consultants of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.	STOCK OPTIONS

(a)          Award of Stock Options. The Administrator may grant Stock Options under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)          Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(c)          Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)          Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)          Method of Exercise. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

(i)       In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)      Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)     By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv)     With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)          Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.	STOCK APPRECIATION RIGHTS

(a)          Award of Stock Appreciation Rights. The Administrator may grant Stock Appreciation Rights under the Plan. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)          Exercise Price of Stock Appreciation Rights. The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c)          Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d)          Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator. The term of a Stock Appreciation Right may not exceed ten years. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 7.	RESTRICTED STOCK AWARDS

(a)          Nature of Restricted Stock Awards. The Administrator may grant Restricted Stock Awards under the Plan. A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)          Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares and receipt of dividends; provided that if the restrictions with respect to the Restricted Stock Award have not lapsed, any dividends granted by the Company until the lapse of such restrictions shall accrue and shall not be paid to the grantee until and to the extent the restrictions with respect to the Restricted Stock Award have lapsed. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)          Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)          Vesting of Restricted Shares. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8.	RESTRICTED STOCK UNITS

(a)          Nature of Restricted Stock Units. The Administrator may grant Restricted Stock Units under the Plan. A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock upon the satisfaction of such restrictions and conditions at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock. Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b)          Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)          Rights as a Stockholder. A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d)          Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock. The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan. An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.	CASH-BASED AWARDS

Grant of Cash-Based Awards. The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified Performance Goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11.	PERFORMANCE SHARE AWARDS

(a)          Nature of Performance Share Awards. The Administrator may grant Performance Share Awards under the Plan. A Performance Share Award is an Award entitling the grantee to receive shares of Stock upon the attainment of performance goals. The Administrator shall determine whether and to whom Performance Share Awards shall be granted, the performance goals, the periods during which performance is to be measured, which may not be less than one year except in the case of a Sale Event, and such other limitations and conditions as the Administrator shall determine.

(b)          Rights as a Stockholder. A grantee receiving a Performance Share Award shall have the rights of a stockholder only as to shares of Stock actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award Certificate (or in a performance plan adopted by the Administrator).

(c)          Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Performance Share Awards shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.	PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES

(a)          Performance-Based Awards. The Administrator may grant one or more Performance-Based Awards in the form of a Restricted Stock Award, Restricted Stock Units, Performance Share Awards or Cash-Based Award payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. Each Performance-Based Award shall comply with the provisions set forth below.

(b)          Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c)         Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award.

(d)         Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 100,000 shares of Stock (subject to adjustment as provided in Section 3(c) hereof) or $1,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 13.	DIVIDEND EQUIVALENT RIGHTS

(a)          Dividend Equivalent Rights. The Administrator may grant Dividend Equivalent Rights under the Plan. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or Performance Share Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units or Performance Share Award shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b)          Termination. Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 18 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 14.	Transferability of Awards

(a)          Transferability. Except as provided in Section 14(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)          Administrator Action. Notwithstanding Section 14(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a grantee for value.

(c)          Family Member. For purposes of Section 14(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)          Designation of Beneficiary. To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 15.	TAX WITHHOLDING

(a)          Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee and/or to direct that the proceeds from a sale of Stock on behalf of a grantee be paid over to the Company to satisfy any such tax withholding obligations. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)          Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

SECTION 16.	Section 409A awards

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17.	TERMINATION OF EMPLOYMENT, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)          Termination of Employment. If the grantee’s employer ceases to be a Subsidiary, the grantee shall be deemed to have terminated employment for purposes of the Plan.

(b)          For purposes of the Plan, the following events shall not be deemed a termination of employment:

(i)        a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(ii)      an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 18.	AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 18 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 19.	STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 20.	GENERAL PROVISIONS

(a)          No Distribution. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)          Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)          Stockholder Rights. Until Stock is deemed delivered in accordance with Section 20(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)          Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)          Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)          Clawback Policy. Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 21.	EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 22.	GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of California, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS: May 8, 2017

DATE APPROVED BY STOCKHOLDERS:

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Steven N. Bronson 02 David J. Wolenski 03 Leonard Hagan 04 Nicholas A. Yarymovych

The Board of Directors recommends you vote FOR proposals 2., 3. and 4.:

	For	Against	Abstain
2. To approve the Company's 2017 Stock Option and Incentive Plan.	☐	☐	☐
3. To ratify the appointment of RBSM, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐
4. To approve by advisory vote the compensation of the Company's Named Executive Officers: Say on Pay.	☐	☐	☐

The Board of Directors recommends you vote FOR 1 YEAR on the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000337707_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report on Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

QUALSTAR CORPORATION
Annual Meeting of Shareholders
June 13, 2017 at 10:00 AM PDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Steven N. Bronson and Louann Negrete, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Qualstar Corporation that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held on June 13, 2017 at 10:00 AM PDT at 130 West Cochran Street, Unit C, Simi Valley, CA 93065, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If any other matters properly come before the Annual Meeting of Shareholders, or any adjournment or postponement thereof, the shares represented by this proxy will be voted in accordance with the discretion of the person or persons designated as the proxy.

Continued and to be signed on reverse side

0000337707_2 R1.0.1.15